PNC Absolute Return Fund LLC

Supplement dated October 6, 2009
to the Prospectus
dated August 3, 2009

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following paragraph replaces the first paragraph under the subheading “Incentive Fee” under the heading “Investment Management Agreements” on page 46 of the Prospectus:

INCENTIVE FEE

In addition to the Management Fee, for each incentive period (which generally corresponds to a fiscal year), the Fund will pay the Manager an incentive fee equal to 10% of the net profits of each Member in excess of such Member’s Loss Carryforward Amount (before any accruals for Incentive Fees) and the Benchmark Return.